PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                 FIXED-INCOME FUNDS

                                Sales Charge                 Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus



THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES.  THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ Julie F. Williams
    Julie F. Williams
    Secretary

PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                 FIXED-INCOME FUNDS

                                Sales Charge                 Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus






                           AMERICAN HIGH-INCOME TRUST

                                     Part B
                      Statement of Additional Information

                                December 1, 1999
                          (as amended January 10, 2000)


This document is not a prospectus but should be read in conjunction with the current prospectus of American High-Income Trust (the "fund" or "AHIT") dated December 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           American High-Income Trust
                              Attention: Secretary
                              333 South Hope Street
                           Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        9
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .       10
Fund Trustees and Officers. . . . . . . . . . . . . . . . . . . . .       12
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       16
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       19
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       22
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       29
Shareholder Account Services and Privileges . . . . . . . . . . . .       30
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       33
General Information . . . . . . . . . . . . . . . . . . . . . . . .       33
Investment Results and Related Statistics . . . . . . . . . . . . .       35
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Financial Statements




                      American High-Income Trust -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


DEBT SECURITIES

- The fund will invest at least 65% of its assets in high-yield debt securities (rated Ba or below by Moody's Investor Service, Inc. and BB or below by Standard & Poor's Corporation or unrated but determined to be of equivalent quality) and other similar securities including preferred stock.

- The fund may invest in debt securities rated as low as C by Moody's or D by S&P or unrated securities determined to be of equivalent quality.

EQUITY SECURITIES AND SECURITIES WITH DEBT AND EQUITY CHARACTERISTICS

- The fund may invest up to 25% of its assets in equity securities (including common stock) and securities with a combination of debt and equity characteristics (including convertible preferred stocks and convertible debentures).

- The fund may invest up to 5% of its assets in warrants and rights (but no more than 2% of the fund's assets may be invested in warrants or rights that are not listed on either the New York Stock Exchange or American Stock Exchange).

NON-U.S. SECURITIES

- The fund may invest up to 25% of its assets in securities of issuers domiciled outside the U.S.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may


                      American High-Income Trust -- Page 2
already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall markets for these securities.


WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.


                      American High-Income Trust -- Page 3

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. The risks of convertible preferred stocks are similar to those of equity securities and they often automatically convert into common stock. Non-convertible preferred stocks with stated redemption rates are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, preferred stocks, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


INVESTING IN VARIOUS COUNTRIES -- Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked


                      American High-Income Trust -- Page 4
to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures which have been adopted by the fund's board of trustees, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


INFLATION-INDEXED BONDS - The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities, and corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based on an inflation adjusted principal value. For example, in a period of deflation, principal value will be adjusted downward, reducing the interest payable.


Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


REINSURANCE RELATED NOTES AND BONDS - The fund may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, the reinsurance company would not be required to repay all or a portion of the principal value of the notes or bonds if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, the fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans,


                      American High-Income Trust -- Page 5
mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed-through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the


                      American High-Income Trust -- Page 6
security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.


U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and saving bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will


                      American High-Income Trust -- Page 7
not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:


LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.


OPTIONS ON U.S. TREASURY SECURITIES -- The fund may purchase put and call options on U.S. Treasury securities ("Treasury securities"). A put (call) option gives the fund as purchaser of the option the right (but not the obligation) to sell (buy) a specified amount of Treasury securities at the exercise price until the expiration of the option. The value of a put (call) option on Treasury securities generally increases (decreases) with an increase (decrease) in prevailing interest rates. Accordingly, the fund would purchase puts (calls) in anticipation of, or to protect against, an increase in interest rates. These options are listed on an exchange or traded over-the-counter ("OTC options"). Exchange-traded options have standardized exercise prices and expiration dates; OTC options are two-party contracts with negotiated exercise prices and expiration dates. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be


                      American High-Income Trust -- Page 8
no assurance that a liquid secondary market will exist for any particular option at any specific time.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved.


The fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


These restrictions provide that the fund may not:


1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.

3.   Invest in companies for the purpose of exercising control or management;

4. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);


                      American High-Income Trust -- Page 9

5. Acquire illiquid securities, if, immediately after and as a result, the value of illiquid securities held by the fund would exceed, in the aggregate, 15% of the fund's net assets;

6. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

7. Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

8. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9. Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets. The fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets. In the event that the asset coverage for the fund's borrowings falls below 300%, the fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage;

11. Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies or U. S. Government securities.

NON-FUNDAMENTAL POLICIES -- The following non-fundamental policies may be changed without shareholder approval:


1. The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations, or forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

2. The fund may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.

3. The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on October 1, 1987.


All fund operations are supervised by the fund's board of trustees which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not


                     American High-Income Trust -- Page 10
employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Trustees and Trustee Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                     American High-Income Trust -- Page 11

                           FUND TRUSTEES AND OFFICERS

                       Trustees and Trustee Compensation


                                                                         AGGREGATE
                                                                        COMPENSATION          TOTAL COMPENSATION
                                                                         (INCLUDING         (INCLUDING VOLUNTARILY
                                                                        VOLUNTARILY                DEFERRED                TOTAL
                                                                          DEFERRED           COMPENSATION/1/) FROM        NUMBER
                                                                      COMPENSATION/1/)        ALL FUNDS MANAGED BY        OF FUND
                                                                       FROM THE FUND         CAPITAL RESEARCH AND         BOARDS
                          POSITION       PRINCIPAL OCCUPATION(S)     DURING FISCAL YEAR       MANAGEMENT COMPANY         ON WHICH
                            WITH                 DURING                    ENDED         OR ITS AFFILIATES/2/ FOR THE     TRUSTEE
NAME, ADDRESS AND AGE    REGISTRANT           PAST 5 YEARS           SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30, 1999   SERVES/2/
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Capen,       Trustee       Corporate Director and              none/3/                 $ 45,250                 14
 Jr.                                   author; former United
 6077 San Elijo, Box                   States Ambassador to Spain;
 2494                                  former Vice Chairman of the
 Rancho Santa Fe, CA                   Board, Knight-Ridder, Inc.,
 92067                                 former Chairman and
 Age: 65                               Publisher, The Miami Herald
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Trustee       Private Investor.  Former          $5,250/4/                $211,600                 19
 Christie                              President and Chief
 P.O. Box 144                          Executive Officer, The
 Palos Verdes                          Mission Group (non-utility
 Estates, CA 90274                     holding company, subsidiary
 Age: 66                               of Southern California
                                       Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 + Don R. Conlan         Trustee       President (retired), The            none/5/                  none/5/                 12
 1630 Milan Avenue                     Capital Group Companies,
 South Pasadena, CA                    Inc.
 91030
 Age: 63
-----------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Trustee       CEO and President, The             $4,400/4/                $ 48,000                 12
 100 W. Broadway                       Earth Technology
 Suite 5000                            Corporation (international
 Long Beach, CA 90802                  consulting engineering)
  Age: 51
-----------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Trustee       Chairman, Senior Resource          $4,600/4/                $132,600                 15
 4660 La Jolla                         Group LLC (development and
 Village Drive                         management of senior living
 Suite 725                             communities)
 San Diego, CA 92122
  Age: 64
-----------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Trustee       President, Fuller                  $ 5,000                  $ 63,267                 13
 4337 Marina City                      Consulting (financial
 Drive                                 management consulting firm)
 Suite 841 ETN
 Marina del Rey, CA
 90292
  Age: 53
-----------------------------------------------------------------------------------------------------------------------------------
 +* Abner D.             Trustee       Senior Vice President and           none/5/                  none/5/                 12
 Goldstine                             Director, Capital Research
 Age: 69                               and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 +** Paul G. Haaga,      Chairman      Executive Vice President            none/5/                  none/5/                 14
 Jr.                     of            and Director, Capital
 Age: 50                 the Board     Research and Management
                                       Company
-----------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Trustee       Chairman, President and            $4,600/4/                $107,100                 13
 3250 Wilshire                         CEO, AECOM Technology
 Boulevard                             Corporation (architectural
 Los Angeles, CA                       engineering)
 90010-1599
  Age: 65
-----------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Trustee       President, The Sanchez              none/3/                 $  5,050                 12
 5234 Via San                          Family Corporation dba
 Delarro, #1                           McDonald's Restaurants
 Los Angeles, CA                       (McDonald's licensee)
  90022
 Age: 55
-----------------------------------------------------------------------------------------------------------------------------------




                     American High-Income Trust -- Page 12

                     American High-Income Trust -- Page 13

                     American High-Income Trust -- Page 14

+ "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company or the parent company of the Investment Adviser, The Capital Group Companies, Inc.
* Address is 11100 Santa Monica Boulevard, Los Angeles, CA 90025
** Address is 333 South Hope Street, Los Angeles, CA 90071
1 Amounts may be deferred by eligible Trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Trustees.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Richard G. Capen, Jr. and Frank M. Sanchez were elected as Trustees of the Fund on 11/18/99 and had not received any remuneration from the Fund as of its 9/30/99 fiscal year end.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended September 30, 1999 for participating Trustees is as follows: H. Frederick Christie ($8,895), Diane C. Creel ($5,137), Martin Fenton ($13,705), and Richard G. Newman ($28,638). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustees.

5 Don R. Conlan, Abner D. Goldstine, and Paul G. Haaga, Jr. are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.


                     American High-Income Trust -- Page 15

                                    OFFICERS


                                 POSITION(S)         PRINCIPAL OCCUPATION(S)
   NAME AND ADDRESS     AGE    WITH REGISTRANT               DURING
--------------------------------------------------        PAST 5 YEARS
                                                  -----------------------------
David C. Barclay        42   President and PEO    Vice President, Capital
11100 Santa Monica                                Research and Management
Blvd.                                             Company
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Michael J. Downer       44   Vice President       Senior Vice President - Fund
333 South Hope Street                             Business
Los Angeles, CA 90071                             Management Group, Capital
                                                  Research
                                                  and Management Company
-------------------------------------------------------------------------------
Susan M. Tolson         36   Vice President       Senior Vice President and
11100 Santa Monica                                Director, Capital Research
Blvd.                                             Company*
Los Angeles, CA 90025
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary            Vice President - Fund
333 South Hope Street                             Business
Los Angeles, CA 90071                             Management Group, Capital
                                                  Research
                                                  and Management Company
-------------------------------------------------------------------------------
Anthony W. Hynes, Jr.   37   Treasurer            Vice President - Fund
135 South State                                   Business
College Blvd.                                     Management Group, Capital
Brea, CA 92821                                    Research
                                                  and Management Company
-------------------------------------------------------------------------------
Kimberly S. Verdick     35   Assistant            Assistant Vice President -
333 South Hope Street        Secretary            Fund Business
Los Angeles, CA 90071                             Management Group, Capital
                                                  Research
                                                  and Management Company
-------------------------------------------------------------------------------
Todd L. Miller          41   Assistant Treasurer  Assistant Vice President -
135 South State                                   Fund Business Management
College Blvd.                                     Group, Capital Research and
Brea, CA 92821                                    Management Company
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by the fund to any officer or Trustee who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $3,000 to Trustees who are not affiliated with the Investment Adviser, plus $200 for each Board of Trustees meeting attended, plus $200 for each meeting attended as a member of a committee of the Board of Trustees. No pension or retirement benefits are accrued as part of fund expenses. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of November 1, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                     American High-Income Trust -- Page 16

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


                     American High-Income Trust -- Page 17

The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets, but including original issue discount as defined for federal income tax purposes. The Internal Revenue Code in general defines original issue discount to mean the difference between the issue price and the stated redemption price at maturity of certain debt obligations. The holder of such indebtedness is in general required to treat as ordinary income the proportionate part of the original issue discount attributable to the period during which the holder held the indebtedness.


The management fee is based upon the annual rates of 0.30% of the first $60 million of the fund's average net assets, 0.21% on average net assets in excess of $60 million but not exceeding $1 billion, 0.18% on average net assets in excess of $1 billion, but not exceeding $3 billion, plus 0.16% on average net assets in excess of $3 billion, plus 3% of the first $8,333,333 of monthly gross investment income, plus 2.5% of such income between $8,333,333 and $25 million, plus 2% of such income in excess of $25 million. Assuming net assets of $3 billion and gross investment income levels of 5%, 6%, 7%, 8% and 9%, management fees would be 0.33%, 0.36%, 0.38%, 0.41% and 0.43%, respectively.


The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending ona date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess.


For the fiscal years ended September 30, 1999, 1998, and 1997, the Investment Adviser received advisory fees of $12,363,000, $10,751,000, and $8,242,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended September 30, 1999 amounted to $2,990,000 after allowance of $12,281,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $3,016,000 and $2,289,000, respectively after an allowance of $12,527,000 and $9,491,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the


                     American High-Income Trust -- Page 18

Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of trustees who are not "interested persons" of the fund are committed to the discretion of the trustees who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Trustees.


Under the Plan the fund may expend up to 0.30% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is being made.


These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended September 30, 1999, the fund paid or accrued $6,614,000 for compensation to dealers under the Plan. As of September 30, 1999, accrued and unpaid distribution expenses were $434,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.




                     American High-Income Trust -- Page 19

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends


                     American High-Income Trust -- Page 20
to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a


                     American High-Income Trust -- Page 21
partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.



Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


                     American High-Income Trust -- Page 22

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



                     American High-Income Trust -- Page 23

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.




Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT


                     American High-Income Trust -- Page 24

SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)




Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)




PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Man-


                     American High-Income Trust -- Page 25
agement Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


                     American High-Income Trust -- Page 26

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy variable annuities or variable life insurance policies (American Legacy, American Legacy II, American Legacy III, and American Legacy Shareholder's Advantage variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy variable annuities or variable life insurance policies are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:


                     American High-Income Trust -- Page 27

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, as well as individual holdings in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the


                     American High-Income Trust -- Page 28
time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Trustees.


                     American High-Income Trust -- Page 29

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s)

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -

          Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -     Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).


                     American High-Income Trust -- Page 30

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also


                     American High-Income Trust -- Page 31
may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Checks that remain uncashed earn no interest.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


                     American High-Income Trust -- Page 32

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.


                     American High-Income Trust -- Page 33

SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Dealer concessions paid on underwriting transactions for the fiscal years ended September 30, 1999, 1998 and 1997, amounted to $9,489,000, $9,619,000 and
$19,318,000, respectively.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, General Electric Capital Corp. was among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held debt securities of General Electric Capital Corp. in the amount of $32,164,000 as of the close of its most recent fiscal year.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY
 10081, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $1,803,000 for the fiscal year ended September 30, 1999.


                     American High-Income Trust -- Page 34

INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, serves as the funds' independent auditors providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in accounting and auditing. The selection of the funds' independent auditors is reviewed and determined annually by the Board of Trustees.


REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent auditors, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. The fund understands that these service providers have updated all of their computer systems to process date-related information properly following the turn of the century. However, there can be no assurance that these steps are sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


                     American High-Income Trust -- Page 35

             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1999

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $13.52
Maximum offering price per share
  (100/95.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $14.19

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 9.64% based on a 30-day (or one month) period ended September 30, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


The fund's one year total return and average annual total return for the five- and ten-year periods ended September 30, 1999 were 2.94%, 8.22% and 9.73%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on September 30, 1999 were 8.11%, 9.28% and 10.26, respectively.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 4.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


                     American High-Income Trust -- Page 36

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes in 128 of 138 periods.


Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


(1) The Credit Suisse First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market (revisions to the index are effected weekly). The Index has several modules representing different sectors of the high yield market including a cash paying module, a zerofix module, a pay-in-kind module, and a defaulted module. The Index is divided into other categories including industry, rating, seniority, liquidity, market value, security price range, yield range and other sector divisions. There are a total of 250 sectors which are followed by the Index.

(2) Salomon Smith Barney High-Yield Index, which is a market value weighted index of bonds having a minimum issue size of $100 million, a minimum maturity of 10 years and that carry a minimum/maximum quality rating of C/BB+.

(3) Salomon Smith Barney Broad Investment-Grade Bond Index, which is a market capitalization weighted index and includes Treasury, Government-sponsored mortgage and investment-grade fixed-rate corporates (BBB/Baa3) with a maturity of one year or longer and a minimum of $50 million outstanding at entry, and remain in the Index until their amount falls below $25 million.


                     American High-Income Trust -- Page 37

(4) Lipper's "High Current Yield" funds average, which is the arithmetic average of Total Return of a number of mutual funds with investment objectives and policies similar to those of the Fund, as published by Lipper Analytical Services. The number of funds contained in the data base varies as funds are added or deleted over time.

(5) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).


                     American High-Income Trust -- Page 38

                       IF YOU ARE CONSIDERING AHIT FOR AN
  INDIVIDUAL RETIREMENT ACCOUNT HERE ARE THE BENEFITS OF SYSTEMATIC INVESTING:

                   Here's how much you would have if you
                    invested $2,000 a year in the fund:

         1 year                   3 years                   Lifetime
   (10/1/98-9/30/99)         (10/1/96-9/30/99)          2/19/88-9/30/99)
         $2,059                    $6,374                    $44,317
-----------------------------------------------------------------------------


           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                ... and taken all distributions
 If you had invested                               in shares your investment
 $10,000 in the Fund                              would have been worth this
this many years ago...                            much at September 30, 1999

                               Periods
   Number of Years            10/1-9/30                     Value**
          1
                             1998 - 1999                    $10,295
          2
                             1997 - 1999                     10,052
          3
                             1996 - 1999                     11,525
          4
                             1995 - 1999                     13,103
          5
                             1994 - 1999                     14,844
          6
                             1993 - 1999                     15,083
          7
                             1992 - 1999                     17,284
          8
                             1991 - 1999                     20,407
          9
                             1990 - 1999                     26,356
          10
                             1989 - 1999                     25,304
          11
                             1988 - 1999                     27,799
       Lifetime             1988* - 1999                     29,409



                     American High-Income Trust -- Page 39

* From February 19, 1988
** Value assumed deduction of the maximum 4.75% sales charge from the initial purchase payment.


                     American High-Income Trust -- Page 40

                  Illustration of a $10,000 investment in AHIT with dividends reinvested(For the lifetime of the fund February 19, 1999 -
                              September 30, 1999)

                          COST OF SHARES                           VALUE OF SHARES**
                          -------------                            --------------
   Fiscal                                   Total          From           From            From
 Year End      Annual       Dividends     Investment     Initial     Capital Gains     Dividends       Total
   9/30       Dividends   (cumulative)       Cost       Investment     Reinvested     Reinvested       Value
   ----       ---------   ------------       ----       ----------     ----------     ----------      ------
   1988*       $  640        $   640       $10,640       $ 9,433           ---         $   641       $10,074
   1989         1,188          1,828        11,828         9,273           ---           1,800        11,073
   1990         1,334          3,162        13,162         7,873           ---           2,755        10,628
   1991         1,411          4,573        14,573         9,040           ---           4,683        13,723
   1992         1,404          5,977        15,977         9,720           ---           6,484        16,204
   1993         1,503          7,480        17,480        10,120           155           8,293        18,568
   1994         1,555          9,035        19,035         9,313           438           9,115        18,866
   1995         1,879         10,914        20,914         9,533           561          11,288        21,382
   1996         2,046         12,960        22,960         9,907           583          13,818        24,308
   1997         2,108         15,068        25,068        10,460           641          16,771        27,872
   1998         2,448         17,516        27,516         9,167         1,111          16,924        27,202
   1999         2,669         20,185        30,185         9,013         1,179          19,217        29,409



 The dollar amount of capital gain distributions during the period was $1,292.

* From inception on February 19, 1988.
** Results assume deduction of the maximum sales charge of 4.75% from the initial purchase payment.




                     American High-Income Trust -- Page 41

                                    APPENDIX
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A -- Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 -- Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."





                     American High-Income Trust -- Page 42

[begin pie chart]
American High-Income Trust
Piechart Breakdown
September 30, 1999
U.S. Corporate Bonds              67%
Non-U.S. Corporate Bonds          20%
Non-U.S. Government Bonds          2%
Stocks                             4%
U.S. Treasuries                    1%
Cash & Equivalents                 6%

[end pie chart]

American High-Income Trust
September 30, 1999
Ten Largest Holdings by Issuer

Nextel Communications               5.03  %
Omnipoint                           4.55
NTL                                 2.52
Crown Castle International          1.85
COLT Telecom Group                  1.85
Fox/Liberty Networks                1.79
Clearnet Communications             1.62
Viatel                              1.61
Fuji JGB Investment                 1.41
Dobson Communications               1.37


American High-Income Trust
Investment Portfolio, September 30, 1999
                                                             Shares
                                                          or Principal      Market   Percent
                                                             Amount          Value    of Net
Bonds, Notes & Equity Securities                               (000)          (000)   Assets
--------------------------------------------              ------------   ---------- --------

Wireless Telecommunication Services -  19.67%
Nextel Communications, Inc.:
0%/9.75% 2007(1)                                             $15,250        $10,789
0%/10.65% 2007(1)                                             21,500         15,856
0%/9.95% 2008(1)                                              43,625         30,428
12.00% 2008                                                    7,500          8,400
Series D, 13.00% exchangeable preferred,                          16share    17,173
 redeemable 2009 (2),(3)
Series E, 11.25% exchangeable preferred,                          32share    31,482
 redeemable 2010(2),(3)
Nextel International, Inc. 0%/12.125% 2008(1)                $29,250         14,698     5.03%
McCaw International, Ltd. (owned by Nextel                    18,125         10,875
 Communications, Inc.) 0%/13.00% 2007(1)
Omnipoint Corp.:
12.00% 2000(4),(5)                                            12,500         12,500
14.00% 2003(2),(4),(5)                                        31,496         32,756
11.625% 2006                                                  27,000         27,810
11.625% Series A, 2006                                         9,000          9,270
11.50% 2009(4)                                                 7,000          7,228
7.00% convertible preferred                                      185share    18,407      3.89
Crown Castle International Corp.:
0%/10.625% 2007(1)                                           $19,000         13,442
0%/10.375% 2011(1)                                            21,500         12,416
0%/11.25% 2011(1),(4)                                         14,000          8,050
12.75% senior exchangeable preferred 2010(2),(3)                  17share    17,477      1.85
Clearnet Communications Inc.:
0%/11.75% 2007(1)                                          C$52,375          24,268
0%/10.40% 2008(1)                                             50,325         20,746      1.62
Dobson Communications Corp.:
11.75% 2007                                                  $13,325         14,058
12.25% exchangeable preferred, redeemable 2008(2),(3)             16share    13,825
12.25% senior exchangeable preferred, redeemable                  12share    10,293      1.37
 2008(2),(3),(4)
American Cellular Corp. 10.50% 2008                          $31,125         31,981      1.15
Esat Telecom Group PLC:
0%/12.50% 2007(1)                                             20,250         14,479
11.875% 2008                                                  12,000         12,330       .97
PageMart Wireless, Inc.:
0%/15.00% 2005(1)                                             12,750         10,965
0%/11.25% 2008(1)                                             51,760         15,528       .95
Centennial Cellular Corp. 10.75% 2008                         21,250         22,100       .80
SpectraSite Holdings, Inc.:
0%/12.00% 2008(1),(4)                                          8,500          4,675
0%/11.25% 2009(1),(4)                                         25,875         12,938       .63
Mobile Telecommunication Technologies Corp. 13.50% 2002        7,755          8,705
SkyTel Communications, Inc. $2.25 convertible preferred          100share     3,875       .45
Comunicacion Celular SA 0%/14.125% 2005(1),(4)                16,000          8,520       .31
CellNet Data Systems, Inc. 0%/14.00% 2007(1)                  15,770          5,677       .20
Western Wireless Corp. 10.50% 2006                             3,000          3,158       .11
Occidente y Caribe Celular SA 0%/14.00% 2004(1)                5,000          2,863       .10
Teletrac Inc. senior note 10.00% 2000                            385            385
Teletrac Holdings, Inc. 14.00% 2007 (5)                       13,550          1,355       .06
GLOBE TELECOM, Inc. 13.00% 2009(4)                             1,650          1,724       .06
Cellco Finance NV:
15.00% 2005(4)                                                 1,215          1,267
15.00% 2005                                                      375            391       .06
Netia Holdings BV 0%/11.25% 2007(1)                            1,000            630       .03
Conecel Holdings Ltd., Series A, 14.00% 2000(4),(5),(6)        5,500            550       .03
                                                                         --------------------
                                                                             546,34     19.67
Diversified Media & Cable Television  -  10.16%
Comcast UK Cable Partners Ltd.(owned by NTL Inc.)             32,000         28,960
 0%/11.20% 2007(1)
NTL Inc.:
0%/12.75% 2005(1)                                              1,000            968
Series B, 10.00% 2007                                          5,750          5,865
0%/9.75% 2008(1)                                              12,500          8,250
0%/10.75% 2008(1)                                       pounds17,750         18,993
11.50% 2008                                                   $6,000          6,420      2.50
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
8.875% 2007                                                   22,875         23,218
0%/9.75% 2007(1)                                              34,000         26,520      1.79
Charter Communications Holdings, LLC:
8.25% 2007(4)                                                  6,000          5,565
0%/9.92% 2011(1),(4)                                          49,000         28,910      1.24
Adelphia Communications Corp.:
9.25% 2002                                                     6,000          6,030
10.50% 2004                                                    8,500          8,776
Series B, 13.00% preferred 2009(3)                                20share     2,200       .61
Lenfest Communications, Inc.:
8.375% 2005                                                   $6,000          6,180
7.625% 2008                                                    6,750          6,722
8.25% 2008                                                     3,250          3,299       .58
Century Communications Corp.:
0% 2003                                                        1,500          1,054
8.75% 2007                                                     4,000          3,830
0% 2008                                                       19,750          8,295       .47
Telemundo Holdings, Inc., Series A, 0%/11.50%                 22,700         12,939       .47
 2008(1)
Globo Comunicacoes e Participacoes SA:
10.50% 2006(4)                                                10,280          7,756
10.625% 2008(4)                                                7,000          5,155       .46
Falcon Holding Group, LP, Falcon Funding Corp.                10,750         10,562       .38
 8.375% 2010
Avalon Cable of Michigan LLC:
9.375% 2008                                                    4,250          4,261
0%/11.875% 2008(1)                                             8,625          5,477       .35
TeleWest PLC 9.625% 2006                                       9,000          9,068       .33
Cablevision Industries Corp. 9.875% 2013                       6,000          6,315       .23
Multicanal Participacoes SA, Series B, 12.625% 2004            4,900          4,790       .17
TVN Entertainment Corp. 14.00% 2008(4)                        13,250          4,638       .17
V2 Music Holdings PLC:
0%/14.00% 2008(1),(4)                                         10,905          3,272
0%/14.00% 2008(1),(4)                                    pounds2,250          1,111       .16
FrontierVision 11.00% 2006                                    $3,500          3,727       .13
Coaxial Communications of Central Ohio, Inc.                   2,250          2,205       .08
 10.00% 2006
Grupo Televisa, SA  0%/13.25% 2008(1)                          1,000            842       .04
                                                                         --------------------
                                                                            282,173     10.16
                                                                         --------------------

Diversified Telecommunication Services -  9.98%
Viatel, Inc.:
11.50% 2009                                                    2,500         $2,400      1.38
11.15% 2008                                                 DM5,000           2,576
11.25% 2008                                                  $10,000          9,400
0%/12.40% 2008(1)                                          DM22,500           6,991
0%/12.50% 2008(1)                                            $29,500         17,110
COLT Telecom Group PLC:
0%/12.00% 2006(1)                                             26,250         21,459
8.875% 2007                                                DM20,250          11,342
7.625% 2008                                                    9,250          4,891      1.36
NEXTLINK Communications, Inc.:
12.50% 2006                                                   $1,750          1,851
9.625% 2007                                                   13,000         12,448
9.00% 2008                                                     9,500          8,835
0%/12.25% 2009(1)                                             19,750         11,455
14.00% preferred 2009(2),(3)                                      35share     1,810      1.31
Time Warner Telecom Inc. 9.75% 2008                          $27,225         27,429       .99
US Xchange, LLC 15.00% 2008                                   21,875         21,438       .77
Global TeleSystems Group, Inc.:
8.75% convertible debentures 2000(4)                           7,500         15,000
9.875% 2005                                                    6,000          5,730       .75
Allegiance Telecom, Inc.:
0%/11.75% 2008(1)                                             22,000         14,300
12.875% 2008                                                   2,625          2,848       .62
PTC International Finance BV 0%/10.75% 2007(1)                18,500         12,626       .45
KMC Telecom Holdings Inc. 0%/12.50% 2008(1)                   22,500         11,700       .42
Loral Orion Network Systems, Inc. 11.25% 2007                 15,425         10,798       .39
GST Equipment Funding, Inc. 13.25% 2007                        9,000          9,090       .33
IXC Communications, Inc., exchangeable preferred,                  6share     5,983       .22
 redeemable 2009(2),(3)
VersaTel Telecom International NV 11.875% 2009                $5,000          5,051       .18
Qwest Communications International Inc. 0%/9.47% 2007(1)       6,000          4,756       .17
Level 3 Communications, Inc. 9.125% 2008                       5,000          4,525       .16
IMPSAT Corp. 12.375% 2008                                      5,750          4,384       .16
Teligent, Inc. 11.50% 2007                                    $4,000          3,660       .13
Piltel International Holding Corp. 1.75% convertible 2006      5,875          3,290       .12
Telesystem International Wireless Inc. 0%/13.25% 2007(1)       3,600          1,755       .05
CEI Citicorp Holdings SA 11.25% 2007(4)                      ARP500             371       .01
                                                                         --------------------
                                                                            277,302      9.98
                                                                         --------------------

                                                                         --------------------

Leisure & Tourism  -  8.28%
William Hill Finance 10.625% 2008                       pounds22,200         36,911      1.33
Horseshoe Gaming Holding Corp. 8.625% 2009(4)                $26,000         24,635       .89
Boyd Gaming Corp.:
9.25% 2003                                                    15,250         15,250
9.50% 2007                                                     7,860          7,624       .82
AMF Bowling Worldwide, Inc.:
10.875% 2006                                                  19,750         14,417
0%/12.25% 2006(1)                                             11,293          6,550
0% convertible debentures 2018(4)                             10,508            972       .79
Jupiters Ltd. 8.50% 2006(4)                                   19,180         18,509       .67
International Game Technology:
7.875% 2004                                                   11,000         10,505
8.375% 2009                                                    4,000          3,810       .52
Premier Parks Inc.:
9.25% 2006                                                     4,000          3,760
9.75% 2007                                                    10,000          9,500       .48
Harrah's Operating Co., Inc. 7.875% 2005                      13,725         13,107       .47
Regal Cinemas, Inc.:
9.50% 2008                                                     2,000          1,360
8.875% 2010                                                   17,800         11,570       .47
Sun International Hotels Ltd.,
Sun International North America, Inc.:
8.625% 2007                                                    3,750          3,488
9.00% 2007                                                     9,000          8,550       .43
Carmike Cinemas, Inc., Series B, 9.375% 2009                  11,500         10,580       .38
Florida Panthers Holdings, Inc. 9.875% 2009                   11,000         10,230       .37
Friendly Ice Cream Corp. 10.50% 2007                           7,375          6,674       .24
KSL Recreation Group, Inc. 10.25% 2007                         6,250          6,125       .22
Loews Cineplex Entertainment Corp. 8.875% 2008                 4,000          3,620       .13
Mirage Resorts, Inc. 6.625% 2005                               2,000          1,843       .06
Six Flags Entertainment Corp. 8.875% 2006                        500            470       .01
                                                                         --------------------
                                                                            230,060      8.28
                                                                         --------------------

Broadcasting & Publishing  -  6.16%
Chancellor Media Corp. of Los Angeles:
9.375% 2004                                                   14,500         14,826
8.125% 2007                                                    9,500          9,120
Series B, 8.75% 2007                                           6,450          6,385
8.00% 2008                                                     2,000          1,940
9.00% 2008                                                     1,000          1,010      1.20
American Media Operation 10.25% 2009                          18,000         17,505       .63
Ziff-Davis Inc. 8.50% 2008                                    16,500         15,840       .57
TransWestern  Publishing Co. LLC 9.625% 2007                  16,050         15,528       .56
Sun Media Corp.:
9.50% 2007                                                    11,078         11,161
9.50% 2007                                                     3,947          3,977       .55
Gray Communications Systems, Inc. 10.625% 2006                12,120         12,544       .45
Antenna TV SA 9.00% 2007                                      12,450         11,516       .41
Big City Radio, Inc. 0%/11.25% 2005(1)                        14,000          9,660       .35
ACME Intermediate Holdings, LLC, Series B,                    12,689          8,882       .32
 0%/12.00% 2005(1)
Muzak LLC 9.875% 2009(4)                                       3,000          2,895
Muzak Holdings LLC 0%/13.00% 2010(1),(4)                       6,500          3,575       .23
Young Broadcasting Inc.:
10.125% 2005                                                   3,500          3,596
Series B, 8.75% 2007                                           2,000          1,950       .20
Radio One, Inc. 7.00%/12.00% 2004(1)                           4,750          4,976       .18
Cumulus Media Inc. 13.75% preferred 2009(2),(3)                    4share     4,867       .18
RBS Participacoes SA 11.00% 2007(4)                           $4,500          3,251       .12
STC Broadcasting, Inc. 11.00% 2007                             3,000          2,993       .11
Capstar Broadcasting Corp. 12.00% preferred 2009(2)               25share     2,966       .10
                                                                         --------------------
                                                                             170,96      6.16
                                                                         --------------------

Manufacturing  -  5.12%
Graham Packaging Co.:
8.75% 2008                                                   $17,750         16,685
0%/10.75% 2009(1)                                             16,500         10,436       .98
Printpack, Inc.:
Series B, 9.875% 2004                                          5,750          5,563
10.625% 2006                                                  18,930         17,747       .84
Federal-Mogul Corp.:
7.50% 2004                                                     4,500          4,305
7.375% 2006                                                    5,000          4,632
7.75% 2006                                                     2,000          1,882
7.50% 2009                                                     8,000          7,221       .65
Anchor Glass Container Corp. 11.25% 2005                      13,250         13,117       .47
First Pacific Capital Ltd. 2% convertible 2002                12,000         11,760       .42
Hayes Wheels International, Inc. 9.125% 2007                   2,500          2,337
Hayes Lemmerz International, Inc., Series B, 8.25% 2008        8,750          7,700       .36
Key Plastics Holdings, Inc. 10.25% 2007                        9,650          7,913       .28
American Standard Inc.:
7.125% 2006                                                    5,500          5,688
8.25% 2009(4)                                                  1,750          1,689       .27
Ingram Micro Inc. 0% convertible debentures 2018              22,500          7,200       .26
Impress Metal Packaging Holdings BV 9.875% 2007            DM10,600           6,125       .22
Tekni-Plex, Inc. 9.25% 2008                                   $5,995          5,710       .21
Westinghouse Air Brake Co.:
9.375% 2005                                                    1,500          1,485
Series B2, 9.375% 2005                                         1,500          1,485       .11
BREED Technologies, Inc. 9.25% 2008(6)                        30,000          1,200       .04
Reliance Industries Ltd. 10.50% 2046(4)                          500            416       .01
                                                                         --------------------
                                                                             142,29      5.12
                                                                         --------------------


Banking & Financial Services  -  4.99%
Fuji JGB Investment LLC, Series A, 9.87%                      38,455         39,032      1.41
 noncumulative preferred(4)
Advanta Corp.:
7.50% 2000                                                     9,700          9,579
Series B, 7.00% 2001                                           5,500          5,127
Series D, 6.814% 2002                                         10,000          9,034
Series D, 6.98% 2002                                           2,000          1,816       .92
Chevy Chase Bank, FSB 9.25% 2008                               2,000          2,010
Chevy Chase Preferred Capital Corp. 10.375%                      214share    11,449       .48
Providian Financial Corp. 9.525% 2027(4)                     $15,000         13,169       .47
Sakura Capital Funding 6.446% (undated)(4),(7)                14,000         12,250       .44
Komercni Finance BV 9.00%/10.75% 2008(1),(4)                   9,950          9,079       .33
IBJ Preferred Capital Co. LLC, Series A, 8.79%                 6,750          6,446       .23
 noncumulative preferred(4)
Superior Financial Corp. 8.65% 2003(4)                         6,000          5,790       .21
SocGen Real Estate Co. LLC, Series A,                          6,300          5,722       .21
 7.64%/8.406% 2049(1),(4)
BNP U.S. Funding LLC, Series A, 7.738%                         4,750          4,439       .16
 noncumulative preferred(4)
GS Escrow Corp. 7.125% 2005                                    4,000          3,732       .13
                                                                         --------------------
                                                                            138,674      4.99
                                                                         --------------------

Forest Products & Paper  -  4.12%
Kappa Beheer BV:
0%/12.50% 2009(1),(4)                                         26,250         15,532
10.625% 2009(1),(4)                                           17,750         19,018      1.24
Container Corp. of America:
10.75% 2002                                                    5,250          5,421
9.75% 2003                                                    21,500         21,984
Series A, 11.25% 2004                                          5,500          5,720      1.19
Pacifica Papers Inc. 10.00% 2009                              15,750         15,947       .57
Packaging Corp. of America:
9.625% 2009(4)                                                 1,250          1,263
12.375% preferred 2010(2),(3),(4)                                 63share     7,023       .30
Advance Agro Capital BV 13.00% 2007                          $10,125          7,417       .27
Indah Kiat Finance Mauritius Ltd.:
11.875% 2002                                                   4,400          3,311
10.00% 2007                                                    5,200          2,795       .22
Pindo Deli Finance Mauritius Ltd.:
10.25% 2002                                                    5,000          3,088
10.75% 2007                                                    2,925          1,587       .17
Copamex Industrias, SA de CV, Series B, 11.375% 2004           4,625          4,024       .14
APP International Finance Co. BV 11.75% 2005                     275            182       .02
                                                                         --------------------
                                                                            114,312      4.12
                                                                         --------------------

Technology & Electronics  -  3.62%
Advanced Micro Devices, Inc.:
11.00% 2003                                                   11,000          9,900
6.00% convertible subordinated notes 2005                     12,000          8,880       .68
Zilog, Inc. 9.50% 2005                                        18,800         17,390       .63
Micron Technology, Inc. 6.50% 2005(4)                         20,000         15,600       .56
Flextronics International Ltd. 8.75% 2007                     13,750         13,612       .49
Therma-Wave, Inc. 10.625% 2004                                13,250          9,673       .35
EarthWatch Inc.:
0%/12.50% 2005(1),(4),(5)                                      8,640          5,599
Series B, 7.00% convertible preferred 2009(2),(3),(4),(5)        725          2,500
Series C, 8.50% convertible preferred 2009(2),(3),(4),(5)        343            590       .31
SCG Holding Corp., Semiconductor Components                    7,000          7,140       .26
 Industries, LLC 12.00% 2009(4)
Samsung Electronics Co., Ltd. 7.45% 2002(4)                    6,000          5,815       .21
Fairchild Semiconductor Corp. 10.375% 2007(4)                  4,000          3,960       .13
                                                                         --------------------
                                                                            100,659      3.62
                                                                         --------------------


Energy-Related  -  3.32%
Cross Timbers Oil Co.:
Series B, 9.25% 2007                                          10,775         10,667
8.75% 2009                                                    17,620         16,827       .99
Pogo Producing Co.:
8.75% 2007                                                    16,500         15,758
10.375% 2009                                                   6,500          6,760       .81
Petro Stopping Centers, LP 10.50% 2007                        10,250          9,994       .36
Petrozuata Finance, Inc.:
Series A, 7.63% 2009(4)                                        3,500          2,625
Series B, 8.22% 2017(4)                                        6,000          4,080       .24
HS Resources, Inc. 9.25% 2006                                  6,250          6,156       .22
Clark Refining & Marketing, Inc.:
8.375% 2007                                                    1,500          1,312
8.875% 2007                                                    4,500          3,757       .18
McDermott Inc. 9.375% 2002                                     3,275          3,397       .12
Casecnan Water and Energy Co., Inc., Series B, 11.95% 2010     3,500          3,264       .12
Kelley Oil & Gas Corp.:
10.375% senior subordinated notes 2006                         2,975          1,398
10.375% 2006                                                   2,200          1,034       .09
PDVSA Finance Ltd. 9.375% 2007(4)                              2,500          2,390       .09
Newfield Exploration Co., Series B, 7.45% 2007                 1,750          1,641       .06
Pemex Finance Ltd. 10.61% 2017(4)                              1,000          1,015       .04
                                                                         --------------------
                                                                             92,075      3.32
                                                                         --------------------
Miscellaneous Service Companies  -  2.70%
Safety-Kleen Services, Inc. 9.25% 2008                        19,375         19,472
Safety-Kleen Corp. 9.25% 20009                                 4,750          4,774       .87
Allied Waste North America, Inc.:
7.625% 2006                                                      500            451
10.00% 2009(4)                                                24,750         23,079       .85
USA Waste Services, Inc. 4.00% 2002                            9,500          8,265
WMX Technologies, Inc. 6.375% 2003                             1,000            920
Waste Management, Inc. 6.875% 2009 (4)                         1,500          1,307       .38
Iron Mountain Inc.:
8.75% 2009                                                     5,370          5,048
10.125% 2009                                                   3,000          3,105       .29
Protection One Alarm Monitoring, Inc. 13.625% 2005             6,166          5,611       .20
Concentra Operating Corp., Series A, 13.00% 2009(4)            3,000          3,000       .11
                                                                         --------------------
                                                                             75,032      2.70
                                                                         --------------------
Consumer Products  -  2.28%
Canandaigua Wine Co., Inc.:
Series C, 8.75% 2003                                           9,750          9,555
8.75% 2003                                                     8,900          8,677       .66
Delta Beverage Group, Inc. 9.75% 2003                         15,735         15,853       .57
Fage Dairy Industry SA 9.00% 2007                              9,250          8,371       .30
Salton/Maxim Housewares, Inc. 10.75% 2005                      7,050          7,209       .26
DGS International Finance Co.:
10.00% 2007(4)                                                 6,250          4,141
10.00% 2007                                                      275            182       .16
Home Products International, Inc. 9.625% 2008                  3,250          2,892       .10
New World Pasta Co. 9.25% 2009                                 3,000          2,790       .10
AKI, Inc. 10.50% 2008                                          1,250          1,112
AKI Holding Corp. 0%/13.50% 2009(1)                            3,750          1,575       .10
WestPoint Stevens Inc. 7.875% 2005                             1,000            935       .03
                                                                         --------------------
                                                                             63,292      2.28
                                                                         --------------------

Health & Personal Care  -  1.80%
Paracelsus Healthcare Corp. 10.00% 2006                       35,825         24,361       .87
Integrated Health Services, Inc.:
5.75% convertible debentures 2001                             11,000          1,430
10.25% 2006                                                   11,250          1,800
Series A, 9.50% 2007                                          37,500          6,000
Series A, 9.25% 2008                                          46,250          7,400       .60
Sun Healthcare Group, Inc.:
Series B, 9.50% 2007(6)                                       24,875          2,488
9.375% 2008(4),(6)                                            19,110          1,911       .16
Tenet Healthcare Corp. 8.00% 2005                              3,750          3,563       .13
Mariner Post-Acute Network, Inc.:
9.50% 2007(6)                                                    750             45
0%/10.50% 2007(1),(6)                                          5,900            295
Mariner Health Group, Inc. 9.50% 2006(6)                      13,625            273       .02
RainTree Healthcare Corp. 11.00% 2003(5),(6)                   2,207            552       .02
                                                                         --------------------
                                                                             50,118      1.80
                                                                         --------------------


Merchandising  -  1.73%
Randall's Food Markets, Inc. 9.375% 2007                      11,500         12,535       .45
Kmart Corp. 9.78% 2020                                        10,500         10,762       .39
DR Securitized Lease Trust, pass-through                       9,855          9,855       .35
 certificates, Series 1994 K-2, 9.35% 2019(8)
Boyds Collection, Ltd., Series B, 9.00% 2008                   8,803          8,627       .31
Sunglass Hut International, Inc 5.25% convertible              5,500          4,249       .16
 debentures 2003
Fred Meyer, Inc.:
7.375% 2005                                                    1,000            986
7.45% 2008                                                     1,000            988       .07
                                                                         --------------------
                                                                             48,002      1.73
                                                                         --------------------

Metals & Materials  -  0.59%
Doe Run Resources Corp., Series B, 11.25% 2005                 9,500          8,930       .32
Kaiser Aluminum & Chemical Corp. 12.75% 2003                   4,500          4,545       .16
Freeport-McMoRan Copper & Gold Inc.:
7.50% 2006                                                       100             75
7.20% 2026                                                     3,825          2,875       .11
                                                                         --------------------
                                                                             16,425       .59
                                                                         --------------------

Transportation  -  0.51%
Teekay Shipping Corp. 8.32% 2008                              12,500         11,625       .41
USAir, Inc., pass-through trust, Series 1993-A3,               2,650          2,647       .10
 10.375% 2013(8)
                                                                         --------------------
                                                                             14,272       .51
                                                                         --------------------


Other  -  1.09%
Wharf International Finance Ltd., Series A,                   10,000          8,922       .32
 7.625% 2007
M.D.C. Holdings, Inc. 8.375% 2008                              9,250          8,325       .30
Swire Pacific Offshore Financing Ltd. 9.33%                      352share     7,560       .27
 cumulative guaranteed perpetual capital securities(4)
Mosaic Re Ltd. 9.062% 2000(4),(7)                             $5,500          5,431       .20
                                                                         --------------------
                                                                             30,238      1.09
                                                                         --------------------

Private Issue Collateralized Mortgage Obligations/
Asset-Backed Sercurities  -  0.68%
Gramercy Place Insurance Ltd., Series 1998-A,                 12,500         12,441       .45
 Class C-2, 8.95% 2002(4)
Chase Commercial Mortgage Securities Corp.,                    5,000          4,221       .15
 Series 1998-2, Class E, 6.39% 2030(8)
GMAC Commercial Mortgage Securities, Inc.,                     2,500          2,156       .08
 Series 1997-C2, Class E, 7.624% 2011
Resolution Trust Corp., Series 1993-C1, Class E,                  13             13       .00
 9.50% 2024(8)
                                                                         --------------------
                                                                             18,831       .68
                                                                         --------------------

U.S. Treasury Obligations  -  0.98%
7.50% November 2001                                           20,000         20,716       .75
7.50% February 2005                                            6,000          6,413       .23
                                                                         --------------------
                                                                             27,129       .98
                                                                         --------------------

Governments(Excluding U.S.)  -  1.82%
United Mexican States Government:
0% 2003(5)                                                      $768              0
Eurobonds:
Global 11.375% 2016                                            7,695          8,137
Series A, units, 5.875% 2019(7)                                  500            428
Global 11.50% 2026                                             2,625          2,897       .41
Panama (Republic of):
Interest Reduction Bond 4.25% 2014(4),(7)                     11,400          8,266
Past Due Interest Eurobond 6.50% 2016(7)                         540            388
8.875% 2027                                                    1,250          1,003       .35
Argentina (Republic of):
Series L, 5.938% Eurobonds, 2005(7)                              930            817
11.75% 2007(4)                                             ARP4,130           3,532
11.75% 2009                                                     $270            261
11.375% 2017                                                   2,750          2,592
9.75% 2027                                                     1,575          1,319       .31
Philippines (Republic of):
8.875% 2008                                                    4,500          4,410
9.875% 2019                                                    3,000          2,850       .26
Brazil (Federal Republic of):
Debt Conversion Bonds, Series L:
5.938% 2012(7)                                                 2,750          1,657
Bearer, 5.938% 2012(7)                                         4,500          2,711
Bearer 8.00% 2014(2)                                           1,942          1,217       .20
Venezuela (Republic of):
Eurobond 6.313% 2007(7)                                        1,619          1,257
Front Loaded Interest Reduction Bond, Series A,                  762            577
 6.00% 2007(6)
9.25% 2027                                                     1,510            997       .10
Turkey (Republic of) 12.375% 2009                              2,675          2,662       .10
Bulgaria (Republic of), Front Loaded Interest                  1,770          1,112       .04
 Reduction Bond 2.75% 2012(7)
South Africa (Republic of) 13.00% 2010                         6,900          1,027       .04
Mendoza (Province of) 10.00% 2007(4)                             500            351       .01
                                                                         --------------------
                                                                             50,468      1.82
                                                          Number of      --------------------
                                                             Shares
Common Stocks & Warrants  -  4.06%
Price Communications Corp.(3)                                879,382         22,040       .79
Omnipoint Corp.(3),(4)                                       328,211         18,339       .66
COLT Telecom Group PLC, warrants, expire 2006                 18,250         13,549       .49
 (United Kingdom)(3),(4),(5)
Nortel Inversora SA, preferred, Class A (American            939,685         11,953       .43
 Depository Receipts) (Argentina)(4),(5)
ACME Communications, Inc.(3)                                 269,104          8,342       .30
Clear Channel Communications, Inc.(3)                         81,012          6,471       .23
Viatel, Inc.(3)                                              205,099          6,063       .22
Cross Timbers Oil Co.                                        350,000          4,725       .17
FelCor Lodging Trust Inc.                                    225,000          3,938       .14
Cumulus Media Inc., Class A (3)                              100,000          3,269       .12
Infinity Broadcasting Corp.(3)                               106,800          3,131       .11
Verio Inc., warrants, expire 2004(3),(4)                      18,450          2,005       .07
Time Warner Telecom Inc.(3)                                   81,900          1,710       .06
Integrated Health Services, Inc.(3)                        1,000,407          1,563       .06
MCI WorldCom, Inc.(3)                                         21,000          1,509       .05
Esat Telecom Group PLC, warrants, expire 2007                 11,250          1,060       .04
(formerly Esat Holdings Ltd.) (Ireland)(3),(4),(5)
Radio One Inc., Class A(3)                                    22,900            950       .03
Comunicacion Celular SA, Class B, warrants,                   15,000            937       .03
 expire 2003 (Colombia)(3),(4)
NTL Inc., warrants, expire 2008(United Kingdom -               6,412            466       .02
 Incorporated in USA)(3),(4),(5)
Allegiance Telecom, Inc., warrants,                            5,000            303       .01
 expire 2008(3),(4),(5)
Globalstar Telecommunications Ltd., warrants,                  2,000            134       .01
 expire 2004(3)
CellNet Data Systems, Inc., warrants,                         47,786             58       .01
 expire 2007(3),(4),(5)
KMC Telecom Holdings Inc., warrants,                          22,500             56       .01
 expire 2008(3),(4)
Protection One Alarm Monitoring, Inc., warrants,              30,400             49       .00
 expire 2005(3),(4),(5)
RainTree Healthcare Corp.(3),(5)                             610,551             31       .00
McCaw International, Ltd., warrants,                           8,500             21       .00
 expire 2007(3),(4),(5)
Conecel Holdings Ltd., Class B, warrants,                    142,450             14       .00
 expire 2000 (Ecuador)(3),(4),(5)
Tultex Corp.:
Warrants, expire 2007(3),(5)                                  81,220              1       .00
Warrants, expire 2007(3),(5)                                  40,610              0       .00
Loral Space & Communications Ltd.(Bermuda)(3)                      1              0       .00
Teletrac Holdings, Inc.:
Warrants(3),(4)                                               13,550              0       .00
Class A, warrants                                            384,986              0       .00
TVN Entertainment Corp., warrants, expire 2008(3),(4),(5)     13,250              0       .00
V2 Music Holdings PLC(United Kingdom):,
Warrants, expire 2000(3),(4)                                   2,250              0       .00
Warrants, expire 2008(3),(4)                                  10,905              0       .00
                                                                         --------------------
                                                                            112,687      4.06
                                                                         --------------------
Total Bonds, Notes & Equity Securities                                     2,601,35     93.66
 (cost: $2,815,769,000)
                                                          Principal      --------------------
                                                             Amount
Short-Term Securities  -  4.40%
General Electric Capital Corp.   5.50%   due 10/1/99         $32,170         32,164      1.16
Alcoa of Australia Ltd.:
5.10% due 10/14/99                                               800            798
5.10% due 10/22/99                                            24,700         24,621       .92
CIT Group, Inc.:
5.28% due 10/27/99                                             7,700          7,670
5.30% due 10/29/99                                            17,300         17,226       .90
Motiva Enterprises LLC, 5.16% due 10/13/99                    20,000         19,962       .72
Eastman Kodak Co.:
5.24% due 10/5/99                                             14,700         14,689
5.30% due 11/10/99                                             5,000          4,970       .70
                                                                         --------------------
Total Short-Term Securities (cost: $122,103,000)                            122,100      4.40
                                                                         --------------------

Total Investment Securities (cost: $2,937,872,000)                         2,723,45     98.06

Excess of cash and receivables over payables                                 53,938      1.94
                                                                         ----------------------
Net Assets                                                                $2,777,38   100.00%
                                                                         =========   =======
(1)Step bond; coupon rate will increase at a later date.
(2)Payment in kind. The issuer has the option of
 paying additional securities in lieu of cash.
(3)Non-income-producing security.
(4)Purchased in a private placement transaction;
 resale may be limited to qualified institutional buyers;
 resale to the public may require registration.
(5)Valued under procedures established by the
 Board of Trustees.
(6)Company not making interest payments,
 bankruptcy proceedings pending.
(7)Coupon rate may change periodically.
(8)Pass-through security backed by a pool of
 mortgages or other loans on which principal
 payments are periodically made. Therefore, the
 effective maturity is shorter than the stated maturity.

See Notes to Financial Statements


American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1999 (dollars in thousands)
Assets:
 Investment securities
  (cost: $2,937,872)                                                       $   2,723,451
 Cash                                                                              1,148
 Receivables for--
  Sales of investments                                     $   6,851
  Sales of fund's shares                                       5,722
  Forward currency contracts - net                                24
  Accrued dividends and interest                              54,882              67,479
                                                        ------------        ------------
                                                                               2,792,078
Liabilities:
 Payables for--
  Purchases of investments                                     4,777
  Repurchases of fund's shares                                 5,223
  Dividends on fund's shares                                   1,392
  Forward currency contracts - net                             1,729
  Management services                                          1,068
  Accrued expenses                                               500              14,689
                                                        ------------        ------------
Net Assets at September 30, 1999 --
 Equivalent to $13.52 per share on
 205,378,936 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                               $   2,777,389
                                                                            ============


Statement of Operations
for the year ended September 30, 1999
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                                $   4,347
  Interest                                                   263,815      $      268,162
                                                        ------------
 Expenses:
  Management services fee                                     12,363
  Distribution expenses                                        6,614
  Transfer agent fee                                           1,803
  Reports to shareholders                                        133
  Registration statement and prospectus                          290
  Postage, stationery and supplies                               358
  Trustees' fees                                                  29
  Auditing and legal fees                                         55
  Custodian fee                                                   71
  Taxes other than federal income tax                             40
  Other expenses                                                  50              21,806
                                                        ------------        ------------
  Net investment income                                                          246,356
                                                                            ------------
Realized Loss and Unrealized
 Depreciation on Investments:
 Net realized loss                                                               (23,484)
 Net change in unrealized depreciation on:
  Investments                                                (28,268)
  Open forward currency contracts                                972             (27,296)
                                                        ------------        ------------

  Net realized loss and change in unrealized
   depreciation on investments                                                   (50,780)
                                                                            ------------
Net Increase in Net Assets
 Resulting from Operations                                                $      195,576
                                                                            ============


Statement of Changes in Net Assets
(dollars in thousands)

                                                 Year ended          Year ended
                                                 September 30, 1999  September 30, 1998
Operations:                                             ------------        ------------
 Net investment income                                 $     246,356      $      206,542
 Net realized (loss) gain on investments                     (23,484)             16,864
 Net change in unrealized depreciation
  on investments                                             (27,296)           (298,852)
                                                        ------------        ------------
  Net increase (decrease) in net assets
   resulting from operations                                 195,576             (75,446)
                                                        ------------        ------------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income                       (244,894)           (200,841)
 Distributions from net realized
  gain on investments                                         (8,119)            (47,160)
                                                        ------------        ------------
  Total dividends and distributions                         (253,013)           (248,001)
                                                        ------------        ------------
Capital Share Transactions:
 Proceeds from shares sold:
  75,509,296 and 64,577,666
  shares, respectively                                     1,060,634             986,681
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 12,742,880 and
  11,414,562 shares, respectively                            178,581             172,376
 Cost of shares repurchased:
  54,497,988 and 38,731,190
  shares, respectively                                      (764,282)           (583,545)
                                                        ------------        ------------
  Net increase in net assets
   resulting from capital share
   transactions                                              474,933             575,512
                                                        ------------        ------------
Total Increase in Net Assets                                 417,496             252,065

Net Assets:
 Beginning of year                                         2,359,893           2,107,828
                                                        ------------        ------------
 End of year (including undistributed
  net investment income: $18,569
  and $14,347, respectively)                           $   2,777,389       $   2,359,893
                                                        ============        ============



See Notes to Financial Statements


              Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. Purchases and sales of forward currency exchange contracts (having the same settlement date and broker) are offset and presented net in the statement of assets and liabilities.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $51,000 for the year ended September 30, 1999.

3.   FEDERAL INCOME TAXATION

     The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

     As of September 30, 1999, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $214,355,000, of which $146,302,000 related to appreciated securities and $360,657,000 related to depreciated securities. During the year ended September 30, 1999, the fund realized, on a tax basis, a net capital loss of $26,403,000 on securities transactions. The fund has deffered, for tax purposes, to fiscal year ending September 30, 2000, the recognition of capital losses totaling $21,885,000 which were realized during the period November 1, 1998 through September 30, 1999. The fund had available at September 30, 1999 a net capital loss carryforward totaling $4,518,000 which may be used to offset capital gains realized during subsequent years through 2007 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. The fund has recognized, for tax purposes, losses relating to non-U.S. currency transactions totaling $3,668,000 which were realized during the period November 1, 1997 through September 30, 1998. Net gains related to non-U.S. currency transactions of $2,918,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $2,937,872 at September 30, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $12,363,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion ("asset-based fee"); plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million ("income-based fee").

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1999, distribution expenses under the Plan were $6,614,000. As of September 30, 1999, accrued and unpaid distribution expenses were $434,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $2,990,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,803,000.

     DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $56,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $1,144,912,000 and $754,653,000, respectively, during the year ended September 30, 1999.

     As of September 30, 1999, accumulated net realized loss on investments was $26,403,000 and paid-in capital was $3,001,283,000. The fund reclassified $2,088,000 and $30,000 from undistributed net realized gains and net investment income, respectively, to additional paid-in capital. Additionally, the fund reclassified $2,841,000 and $51,000 from undistributed net realized gains and realized currency losses, respectively, to net investment income for the year ended September 30, 1999 as a result of permanent differences between book and tax.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $71,000 was paid by these credits rather than in cash.

     At September 30, 1999, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


                                    Contract Amount               U.S. Valuation at 9/30/99
                                     --------------  ------------  ------------  ------------

                                                                                   Unrealized
Non-U.S. Currency Sales Contracts          Non-U.S.          U.S.        Amount  Depreciation
------------------------------------   ------------  ------------  ------------  ------------

Euros
expiring 10/21/99 to 1/31/00           E40,135,000    $42,364,000   $42,992,000     $(628,000)
British pounds
expiring 12/1/99 to 2/10/00            L28,295,000     45,531,000    46,608,000    (1,077,000)
                                                     ------------  ------------  ------------
                                                      $87,895,000   $89,600,000   $(1,705,000)
                                                     ============  ============  ============

Per-Share
Data and Ratios

                                                   Year endSeptembe     30
                                               1999    1998    1997   1996  1995
                                          -------- -------------------------------
Net Asset Value, Beginning
 of Year                                    $13.75  $15.69  $14.86 $14.30 $13.97
                                          -------- -------------------------------
 Income from Investment
  Operations:
  Net investment income                       1.28    1.30    1.26   1.29   1.33
  Net gains or losses on
   securities (both realized
   and unrealized)                            (.17)  (1.60)    .83    .59    .39
                                          -------- -------------------------------
   Total from investment operations           1.11    (.30)   2.09   1.88   1.72
                                          -------- -------------------------------
 Less Distributions:
  Dividends (from net
   investment income)                        (1.29)  (1.30)  (1.24) (1.32) (1.32)
  Distributions (from
   capital gains)                             (.05)   (.34)   (.02)     -   (.07)
                                          -------- -------------------------------
   Total distributions                       (1.34)  (1.64)  (1.26) (1.32) (1.39)
                                          -------- -------------------------------
Net Asset Value, End of Year                $13.52  $13.75  $15.69 $14.86 $14.30
                                          ======== ===============================
Total Return*                                 8.11% (2.40)%  14.66%13.68% 13.34%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                             $2,777  $2,360  $2,108 $1,547 $1,111
 Ratio of expenses to average
  net assets                                   .82%   .81%    .82%   .87%   .89%
 Ratio of net income to
  average net assets                          9.21%   8.76%  8.35%  8.90%  9.72%
 Portfolio turnover rate                    29.79 % 54.63%  53.55% 39.74% 29.56%



*Excludes maximum sales charge of 4.75%.



Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

     We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "fund"), including the investment portfolio, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP

Los Angeles, California
October 29, 1999


1999 TAX INFORMATION (unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 1% of the dividends paid by the fund from net investment income represent qualifying dividends.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 0.9% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 2000 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.